Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended October 31, 2023

Schedule of Investments (unaudited)

October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.98%
COMMON STOCKS 96.98%

Aerospace & Defense 3.68%
AeroVironment, Inc.*	417,140	$47,829,273
Axon Enterprise, Inc.*	138,480	28,317,775
Total		76,147,048

Beverages 1.30%
Celsius Holdings, Inc.*	176,171	26,793,847

Biotechnology 8.60%
Arcellx, Inc.*	757,429	26,699,372
Bridgebio Pharma, Inc.*	625,177	16,279,609
Cytokinetics, Inc.*	551,990	19,242,372
Immunovant, Inc.*	310,940	10,276,567
Karuna Therapeutics, Inc.*	66,261	11,039,745
Krystal Biotech, Inc.*	383,313	44,797,790
Natera, Inc.*	428,657	16,919,092
Nuvalent, Inc. Class A*	354,904	18,486,949
Xenon Pharmaceuticals, Inc. (Canada)*(a)	457,227	14,174,037
Total		177,915,533

Broadline Retail 1.86%
Global-e Online Ltd. (Israel)*(a)	1,094,039	38,411,709

Building Products 3.47%
AAON, Inc.	395,764	21,561,223
Hayward Holdings, Inc.*	1,421,246	14,923,083
Trex Co., Inc.*	628,250	35,313,932
Total		71,798,238

Capital Markets 1.07%
Piper Sandler Cos.	158,673	22,190,419

Commercial Services & Supplies 3.95%
Clean Harbors, Inc.*	124,689	19,160,959
MSA Safety, Inc.	221,782	35,014,942
Tetra Tech, Inc.	182,738	27,576,991
Total		81,752,892
Investments	Shares	Fair Value
Communications Equipment 1.26%
Extreme Networks, Inc.*	1,265,059	$26,085,517

Construction & Engineering 5.04%
Comfort Systems USA, Inc.	226,050	41,107,192
EMCOR Group, Inc.	195,310	40,360,812
Sterling Infrastructure, Inc.*	312,702	22,780,341
Total		104,248,345

Diversified Consumer Services 2.71%
Duolingo, Inc.*	383,065	55,946,643

Electrical Equipment 2.39%
EnerSys	76,456	6,543,104
NEXTracker, Inc. Class A*	469,267	16,311,721
nVent Electric PLC (United Kingdom)(a)	551,074	26,523,192
Total		49,378,017

Energy Equipment & Services 1.47%
TechnipFMC PLC (United Kingdom)(a)	1,413,311	30,414,453

Entertainment 1.26%
Roku, Inc.*	435,543	25,945,297

Financial Services 6.73%
AvidXchange Holdings, Inc.*	2,852,990	24,649,833
Flywire Corp.*	1,623,449	43,654,544
Remitly Global, Inc.*	2,629,786	70,820,137
Total		139,124,514

Food Products 0.69%
Freshpet, Inc.*	248,840	14,283,416

Ground Transportation 3.05%
Saia, Inc.*	96,451	34,576,719
XPO, Inc.*	375,476	28,464,836
Total		63,041,555

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

October 31, 2023

Investments	Shares	Fair Value
Health Care Equipment & Supplies 4.73%
Glaukos Corp.*	582,238	$39,708,632
iRhythm Technologies, Inc.*	140,941	11,066,687
RxSight, Inc.*	761,286	16,854,872
Shockwave Medical, Inc.*	100,898	20,811,222
TransMedics Group, Inc.*	248,471	9,312,693
Total		97,754,106

Health Care Providers & Services 0.64%
Guardant Health, Inc.*	508,081	13,149,136

Hotels, Restaurants & Leisure 2.34%
Cava Group, Inc.*(b)	502,995	15,889,612
Shake Shack, Inc. Class A*	200,989	11,263,424
Wingstop, Inc.	116,590	21,309,154
Total		48,462,190

Leisure Products 1.07%
YETI Holdings, Inc.*	521,495	22,173,967

Life Sciences Tools & Services 1.59%
10X Genomics, Inc. Class A*	402,217	14,190,216
Pacific Biosciences of California, Inc.*	1,364,427	8,432,159
Quanterix Corp.*	468,278	10,170,998
Total		32,793,373

Media 0.85%
Integral Ad Science Holding Corp.*	1,535,517	17,627,735

Personal Care Products 4.04%
BellRing Brands, Inc.*	653,727	28,587,482
elf Beauty, Inc.*	272,432	25,235,376
Inter Parfums, Inc.	155,453	19,759,631
Oddity Tech Ltd. Class A (Israel)*(a)(b)	385,797	9,857,113
Total		83,439,602
Investments	Shares	Fair Value
Pharmaceuticals 2.35%
Intra-Cellular Therapies, Inc.*	438,176	$21,803,638
Structure Therapeutics, Inc. Add ADR*	251,644	18,697,149
Ventyx Biosciences, Inc.*	562,853	8,116,340
Total		48,617,127

Professional Services 1.61%
Upwork, Inc.*	869,858	9,090,016
Verra Mobility Corp.*	1,222,170	24,162,301
Total		33,252,317

Semiconductors & Semiconductor Equipment 3.88%
Aehr Test Systems*	393,411	9,268,763
Allegro MicroSystems, Inc.*	467,267	12,130,251
Axcelis Technologies, Inc.*	100,054	12,756,885
Rambus, Inc.*	847,793	46,060,594
Total		80,216,493

Software 21.69%
Agilysys, Inc.*	244,307	20,959,097
Appfolio, Inc. Class A*	145,007	27,198,963
Appian Corp. Class A*	263,021	10,378,809
Confluent, Inc. Class A*	1,404,180	40,594,844
CyberArk Software Ltd. (Israel)*(a)	212,613	34,791,991
Descartes Systems Group, Inc. (Canada)*(a)	264,616	19,107,921
DoubleVerify Holdings, Inc.*	591,906	16,472,744
Five9, Inc.*	171,857	9,945,365
Freshworks, Inc. Class A*	1,539,573	27,619,940
Gitlab, Inc. Class A*	372,952	16,141,363
Guidewire Software, Inc.*	182,165	16,418,531
JFrog Ltd. (Israel)*(a)	879,440	19,778,606
Manhattan Associates, Inc.*	112,962	22,025,331

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

October 31, 2023

Investments	Shares	Fair Value
Software (continued)
Monday.com Ltd. (Israel)*(a)	163,115	$21,203,319
Qualys, Inc.*	134,548	20,579,117
Samsara, Inc. Class A*	1,742,700	40,204,089
SPS Commerce, Inc.*	146,107	23,426,796
Tenable Holdings, Inc.*	792,512	33,372,680
Varonis Systems, Inc.*	839,913	28,254,673
Total		448,474,179

Technology Hardware, Storage & Peripherals 1.30%
Super Micro Computer, Inc.*	112,240	26,878,113

Textiles, Apparel & Luxury Goods 0.96%
Deckers Outdoor Corp.*	33,083	19,752,536

Trading Companies & Distributors 1.40%
SiteOne Landscape Supply, Inc.*	210,692	29,027,037
Total Common Stocks (cost $1,940,494,628)		2,005,095,354

	Principal Amount

SHORT-TERM INVESTMENTS 2.49%

Repurchase Agreements 1.42%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $29,963,100 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $29,938,521; proceeds: $29,353,739 (cost $29,351,456)	$29,351,456	29,351,456
Investments	Shares	Fair Value
Money Market Funds 0.96%
Fidelity Government Portfolio(c) (cost $19,934,213)	19,934,213	$19,934,213

Time Deposits 0.11%
CitiBank N.A.(c) (cost $2,214,913)	2,214,913	2,214,913
Total Short-Term Investments (cost $51,500,582)		51,500,582
Total Investments in Securities 99.47% (cost $1,991,995,210)		2,056,595,936
Other Assets and Liabilities – Net 0.53%		11,027,537
Net Assets 100.00%		$2,067,623,473

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,005,095,354	$–	$–	$2,005,095,354
Short-Term Investments
Repurchase Agreements	–	29,351,456	–	29,351,456
Money Market Funds	19,934,213	–	–	19,934,213
Time Deposits	–	2,214,913	–	2,214,913
Total	$2,025,029,567	$31,566,369	$–	$2,056,595,936

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2023, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received
$21,577,005	$22,149,126

QPHR-DEV-1Q
(12/23)